SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   F O R M 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported)   November 24 , 2003
                                                        ------------------------

                                NORTH BAY BANCORP
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             (Exact name of registrant as specified in its charter)

            California                   0-31080               68-0434802
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   (State or other jurisdiction of     (Commission           (IRS Employer
           incorporation)              File Number)        Identification No.)

1180 Airport Road, Suite 101, Napa, California               94558
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   (Address of principal executive offices)               (Zip Code)

Registrant's telephone number, including area code   (707) 257-8585
                                                  ------------------------------

                                       N/A
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          (Former name or former address, if changed since last report)



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Item 7.      Financial Statements and Exhibits.

             (b)  Exhibits

                  99.1  Quarterly Letter to Shareholders

Item 9.      Regulation FD Disclosure

Quarterly Letter to Shareholders. On November 24, 2003, North Bay Bancorp mailed its Quarterly Letter to Shareholders. A copy of the Shareholder Letter is attached to this Current Report as Exhibit 99.1. The Shareholders Letter included North Bay Bancorp's Third Quarter Earnings Release previously filed with the SEC on October 31, 2003 on a Current Report on Form 8-K.


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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: December 12, 2003          NORTH BAY BANCORP

                                 /s/  Terry L. Robinson
                                 -----------------------------------------------
                                 Terry L. Robinson, President and Chief
                                 Executive Officer (Principal Executive Officer)